UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2005

BENACQUISTA GALLERIES, INC.
(Exact name of registrant as specified in its chapter)

Nevada	333-104132	71-0928242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15208 Jarrettsville Pike Monkton, Maryland	21111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 303-9879

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.	Other Events

On September 22, 2005, Benacquista Galleries, Inc., a Nevada corporation (“Benacquista”) entered into an agreement with Monarch Consulting LLC whereby Monarch will assist Benacquista in Marketing, Corporate Communications, Establishment of Ebay Store, Investor Inquires, Google Adword Placement and Press Release distribution. The agreement calls for payment of $30,000 to Monarch over a one-year term, payable monthly in installments of $2500. Benacquista may terminate the contract in the event of unsatisfactory performance with 14 days notice.

Exhibits

Exhibit 8.1  Press Release dated September 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Benacquista Galleries, Inc. (Registrant)

	By:	/s/ James Price
Date: September 23, 2005		James Price
Chief Executive Officer